Exhibit 99.1

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Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the U.S. federal securities laws, regarding the expectations of management with respect to Monster’s future operating results and other future events including revenues and profitability. Monster cautions that these statements are based on management's current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: whether and when The Coca-Cola Company transactions are completed, and results expected from them; unanticipated litigation concerning the Company's products; the current uncertainty and volatility in the national and global economy; changes in consumer preferences; changes in demand due to both domestic and international economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities; product distribution and placement decisions by retailers; changes in governmental regulation; the imposition of new and/or increased excise and/or sales or other taxes on our products; criticism of energy drinks and/or the energy drink market generally; the impact of proposals to limit or restrict the sale of energy drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy drinks can be sold; political, legislative or other governmental actions or events, including the outcome of any state attorney general and/or government or quasi-government agency inquiries, in one or more regions in which we operate. For a more detailed discussion of these and other risks that could affect our operating results, see Monster’s reports filed with the SEC. Monster’s actual results could differ materially from those contained in the forward-looking statements. Monster assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement

Coca-Cola Transaction Overview The Coca-Cola Company (KO) will purchase an approximately 16.7% equity stake in Monster KO will contribute its energy portfolio to Monster, and Monster its non-energy portfolio to KO Monster will become a pure play global energy drinks company KO will expand the Monster distribution relationship in North America and become Monster’s preferred global distributor Monster will be KO’s exclusive energy drinks partner Transaction expected to close end of first quarter 2015, subject to customary conditions At Closing, Monster will receive a cash payment of $2.15bn (1) (1) cash payment includes cash held in escrow

Coca-Cola Transaction Overview (Cont'd)



Beginning Structure
Pro Forma Structure
KO Public Shareholders
Monster Public Shareholders
KO
Monster
KO Non-Energy
KO Energy
Monster Energy
Monster Non-Energy
KO Public Shareholders
Monster Public Shareholders
KO
~16.7% Ownership
Monster
KO Non-Energy
Monster Non-Energy
Monster Energy
KO Energy

Coca-Cola Transaction Rationale Secures fully aligned access to KO’s leading global distribution system and provides opportunity to accelerate Monster’s international performance Enhances route-to market strength in countries where Monster has an existing presence Accesses new countries through KO’s strong platform Adds complementary brands and focuses Monster as a pure play in energy Purchase of KO energy brands provides scale and platform synergies in a range of international geographies where Monster currently has limited presence More than doubles the size of Monster’s energy business in a number of international geographies, and establishes a strong presence in a number of additional countries Powerful balance sheet can be used for substantial return of capital to shareholders after closing

The Coca-Cola Company Energy Portfolio Overview *

- ❑ Leading portfolio of energy brands
- ❑ Achieved ~$330mm in Net Sales in 2013
- ❑ Operates as a concentrate model

2013 Net Sales


40%
60%
North America
International

Key Brands *		Key Countries
NOS	 NOS	U.S., Canada
Burn		Russia, Brazil, Spain, Turkey, Norway, Poland
Full Throttle		U.S., Canada
Play + Power Play	 play	Southern Africa
Relentless		Great Britain, Germany
Mother	 Mother	Australia, New Zealand
Samurai		Cambodia, Vietnam, Philippines

Source: The Coca-Cola Company management.
Note: Brand portfolio also includes BU (Papua New Guinea), Gladiator (Russia, Ukraine, Turkey), BPM (Ireland), Blackfire (Argentina) and Nalu (Belgium).

Brands Transferred From The Coca-Cola Company to Monster From Monster to The Coca-Cola Company Concentrate Business Model ~$330mm 2013 Net Sales ~$150mm 2013 Net Sales New Distribution Agreements Source: Monster management, The Coca-Cola Company management.

International Monster Pro Forma Impact Product Portfolio and Geography Standalone Monster Source: Monster management, The Coca-Cola Company management. Note: All figures based on 2013 Net Sales in Dollars. North America Pro Forma Monster Non-Energy Energy Energy International North America 93% 7% 100% 78% 22% 85% 15%

Monster Pro Forma Impact (Cont’d) Current Monster Pro Forma Monster 2013 Net Sales 2013 Operating Income (1) 3Q 2014 Cash Balance (2) Source: Monster management, The Coca-Cola Company management. 1. Monster financials have been adjusted for one-off items such as distributor termination expenses and legal expenses related to regulatory matters and litigation concerning Monster brand energy drinks. Pro Forma Monster does not include nonrecurring charges, credits and related tax effects resulting from the KO Transaction. 2. Cash balance reflects cash & cash equivalents as well as short-term investments as of third quarter 2014 balance sheet. Pro forma cash balance includes cash held in escrow, net of estimated taxes and estimated distributor termination fees. ($ in millions) ($ in billions) ($ in billions) +9% $2.2 $2.4 $600 $ 700 + +17% $1.0 $2.8

Beverage Landscape U.S. Energy Drink Category at 5.5% YTD Growth is outpacing total Beverage category growth of 1.9% *Source: Nielsen AMC YTD M/E 12.27.14

Brand Performance -
Total U.S. All Channels/Dollars

Monster is leading growth in the Energy Category, up +9.4% vs Total NA Energy +6.1%. Monster has gained 1.1 share points, to become the #1 brand in the Category with 35.2% $ Share. Both NOS and Full Throttle are also showing strong sales momentum versus previous year.

All Measured Channels Snapshot

	AMC Conv Food Drug Mass incl WM	$ Vol	$ Vol Year Ago	$ % Δ vs Year Ago	$ Δ vs Year Ago	$ Share	$ Share Δ vs Year Ago
	TNA TOTAL NON-ALCOHOL ENERGY	2,552,615,808	2,405,944,156	6.1%	146,671,652	100.0%	0.0
1	TOTAL MONSTER	898,976,294	821,511,634	9.4%	77,464,660	35.2%	1.1
2	TOTAL RED BULL	879,870,751	822,769,471	6.9%	57,101,280	34.5%	0.3
3	TOTAL 5-HOUR ENERGY	238,834,680	252,818,820	-5.5%	(13,984,140)	9.4%	(1.2)
4	TOTAL ROCKSTAR	177,496,941	189,060,553	-6.1%	(11,563,612)	7.0%	(0.9)
5	TOTAL NOS	93,383,687	67,560,437	38.2%	25,823,250	3.7%	0.9
6	TOTAL STARBUCKS COFFEE	80,102,698	63,996,628	25.2%	16,106,070	3.1%	0.5
7	TOTAL AMP	51,345,650	57,554,385	-10.8%	(6,208,735)	2.0%	(0.4)
8	TOTAL MOUNTAIN DEW KICKSTART	50,783,318	33,140,464	53.2%	17,642,854	2.0%	0.6
9	TOTAL FULL THROTTLE	29,997,375	28,218,057	6.3%	1,779,318	1.2%	0.0
10	TOTAL PRIVATE LABEL	12,140,930	13,241,095	-8.3%	(1,100,165)	0.5%	(0.1)
	All Other	39,683,484	56,072,612	-29.2%	(16,389,128)	1.6%	(0.8)

Source: AC Nielsen 13 Weeks Ending 12/27/14 - All Measured Channels [Convenience, Grocery, Drug and Mass (including Wal Mart)]

Brand Performance – Total US All Channels/ Units AMC Conv Food Drug Mass incl WM U Vol U Vol Year Ago U % ? vs Year Ago U ? vs Year Ago U Share U Share ? vs Year Ago TNA TOTAL NON-ALCOHOL ENERGY 976,641,662 917,705,154 6.4% 58,936,508 100.0% 0.0 1 TOTAL MONSTER 362,010,648 329,459,767 9.9% 32,550,881 37.1% 1.2 2 TOTAL RED BULL 282,796,380 264,300,517 7.0% 18,495,863 29.0% 0.2 3 TOTAL ROCKSTAR 91,901,072 96,207,221 -4.5% (4,306,149) 9.4% (1.1) 4 TOTAL 5-HOUR ENERGY 63,068,094 67,938,933 -7.2% (4,870,839) 6.5% (0.9) 5 TOTAL NOS 43,132,917 31,905,379 35.2% 11,227,538 4.4% 0.9 6 TOTAL MOUNTAIN DEW KICKSTART 35,435,467 23,339,382 51.8% 12,096,085 3.6% 1.1 7 TOTAL STARBUCKS COFFEE 29,136,707 23,339,451 24.8% 5,797,256 3.0% 0.4 8 TOTAL AMP 27,189,719 29,487,457 -7.8% (2,297,738) 2.8% (0.4) 9 TOTAL FULL THROTTLE 14,738,698 13,890,459 6.1% 848,239 1.5% (0.0) 10 TOTAL PRIVATE LABEL 9,433,406 9,889,346 -4.6% (455,940) 1.0% (0.1) All Other 17,798,554 27,947,242 -36.3% (10,148,688) 0.7% (0.5) Source: AC Nielsen 13 Weeks Ending 12/27/14 - All Measured Channels [Convenience, Grocery, Drug and Mass (including Wal Mart)] All Measured Channels Snapshot

Energy Category: Dollar Share – All Measured Channels Source: AC Nielsen Total US All Measured Channels – 5 Weeks Ending 12.27.14

Energy Category: Unit Share – All Measured Channels Source: AC Nielsen Total US All Measured Channels – 5 Weeks Ending 12.27.14

Brand Performance- Convenience/ Dollars Convenience $ Vol $ Vol Year Ago $ % ? vs Year Ago $ ? vs Year Ago $ Share $ Share ? vs Year Ago TNA TOTAL NON-ALCOHOL ENERGY 1,915,261,731 1,807,087,508 6.0% 108,174,223 100.0% 0.0 1 TOTAL MONSTER 688,622,410 631,587,738 9.0% 57,034,672 36.0% 1.0 2 TOTAL RED BULL 655,276,215 614,229,414 6.7% 41,046,801 34.2% 0.2 3 TOTAL 5-HOUR ENERGY 166,095,394 178,275,682 -6.8% (12,180,288) 8.7% (1.2) 4 TOTAL ROCKSTAR 134,784,995 146,958,530 -8.3% (12,173,535) 7.0% (1.1) 5 TOTAL NOS 79,095,532 56,200,716 40.7% 22,894,816 4.1% 1.0 6 TOTAL STARBUCKS COFFEE 59,099,886 48,754,881 21.2% 10,345,005 3.1% 0.4 7 TOTAL AMP 42,954,908 47,173,588 -8.9% (4,218,680) 2.2% (0.4) 8 TOTAL MOUNTAIN DEW KICKSTART 32,241,878 21,890,362 47.3% 10,351,516 1.7% 0.5 9 TOTAL FULL THROTTLE 24,016,462 22,686,820 5.9% 1,329,642 1.3% (0.0) 10 TOTAL PRIVATE LABEL 10,495,946 9,524,907 10.2% 971,039 0.5% 0.0 All Other 22,578,105 29,804,870 -24.2% (7,226,765) 1.2% (0.5) Source: AC Nielsen 13 Weeks Ending 12/27/14 - Convenience Convenience Snapshot

Brand Performance – Convenience/ Units Convenience U Vol U Vol Year Ago U % ? vs Year Ago U ? vs Year Ago U Share U Share ? vs Year Ago TNA TOTAL NON-ALCOHOL ENERGY 767,172,798 720,385,480 6.5% 46,787,318 100.0% 0.0 1 TOTAL MONSTER 294,542,623 266,564,439 10.5% 27,978,184 38.4% 1.4 2 TOTAL RED BULL 224,220,396 210,897,992 6.3% 13,322,404 29.2% (0.0) 3 TOTAL ROCKSTAR 67,583,965 73,272,376 -7.8% (5,688,411) 8.8% (1.4) 4 TOTAL 5-HOUR ENERGY 49,152,402 53,508,142 -8.1% (4,355,740) 6.4% (1.0) 5 TOTAL NOS 36,249,778 26,135,898 38.7% 10,113,880 4.7% 1.1 6 TOTAL AMP 22,101,512 23,792,756 -7.1% (1,691,244) 2.9% (0.4) 7 TOTAL STARBUCKS COFFEE 21,041,754 17,485,617 20.3% 3,556,137 2.7% 0.3 8 TOTAL MOUNTAIN DEW KICKSTART 19,982,440 14,045,933 42.3% 5,936,507 2.6% 0.7 9 TOTAL FULL THROTTLE 11,625,720 10,908,099 6.6% 717,621 1.5% 0.0 10 TOTAL PRIVATE LABEL 8,736,817 8,722,997 0.2% 13,820 1.1% (0.1) All Other 11,935,391 15,051,231 -20.7% (3,115,840) 0.6% (0.2) Source: AC Nielsen 13 Weeks Ending 12/27/14 - Convenience Convenience Snapshot

Energy Category: Dollar Share - Convenience Source: AC Nielsen Total US Convenience – 5 Weeks Ending 12.27.14

Energy Category: Unit Share - Convenience Source: AC Nielsen Total US Convenience – 5 Weeks Ending 12.27.14

Combined Brand Portfolio Monster Energy Company will now have a portfolio of brands with different positionings to compete in both premium and price segments.

Current Monster Energy Global Distribution

Distribution of at least one MEC brand following KO Transaction

Energy Portfolio

Energy Portfolio

Energy Portfolio

Energy Portfolio

Selected Market: Great Britain Source: Nielsen Total GB market data to 12.2.14* Tesco Express new shelf layout Last Last 13 Weeks 4 weeks Energy Category Value Growth + 3.1% + 3.9% Monster Value Growth +15.1% + 34.8% Monster Value Share 12.3% 13.5% Relentless Value Growth + 7.6% - 8.0% Relentless Value Share 6.5% 5.8% Total Monster Energy Company 18.8% 19.3% value share following KO transaction 10.4% 6.2% 11.1% 6.2% 12.3% 6.5% GB Market Share Monster & KO Brand

Source: Nielsen data Germany retail channel 11.2.14 Grocery: Rewe Supermarket Last Last 13 Weeks 4 weeks Energy Category Value Growth + 7.7% + 5.5% Monster Value Growth + 33.8% + 42.3% Monster Value Share 10.4% 11.3% Relentless Value Growth + 8.9% + 9.4% Relentless Value Share 5.1% 4.9% Total Monster Energy Company 15.5% 16.3% value share following KO transaction Selected Market: Germany 8.9% 5.3% 9.4% 4.9% 10.4% 5.1% Germany Value Share Monster & KO Brand

Source: Nielsen data total Spanish Market to 11.2.14 Selected Market: Spain Grocery: Carrefour Maquinista, Barcelona Last Last 13 Weeks 4 weeks Energy Category Value Growth + 3.4% + 5.7% Monster Value Growth + 3.6% + 2.9% Monster Value Share 22.5% 22.2% Burn Value Growth + 9.9% + 8.4% Burn Value Share 11.4% 11.8% Total Monster Energy Company 33.9% 34.0% value share following KO transaction 21.0% 11.7% 22.2% 11.6% 22.5% 11.4% Spain Value Share Monster & KO Brand

Energy Category Value Growth Monster Value Growth Monster Value Share Source: IRI total Greek market data 10.31.14 Selected Market: Greece Athens Convenience Grocery: AB Vasilopoulos – Athens Last 13 Weeks + 4.4% + 26.5% 28.9% Last 4 Weeks + 1.7% +23.7% 29.3% 21.8% 26.9% 28.9% Monster Value Share

Source: Nielsen data Belgium Retail channel to end of 10.31.14 Selected Market: Belgium Grocery : Carrefour, Korbeek-Lo Last Last 13 Weeks 4 weeks Energy Category Value Growth + 12.1% + 22.1% Monster Value Growth + 13.5% + 24.3% Monster Value Share 8.0% 7.7% Nalu Value Growth +16.0% + 22.2% Nalu Value Share 9.4% 8.3% Total Monster Energy Company 17.3% 16.0% value share following KO transaction 7.2% 8.8% 7.9% 9.8% 8.0% 9.4% Belgium Value Share Monster & KO Brand

Selected Market: Brazil 3- Months Ending November 2014 November 2014 Energy Category Growth - 2.6% - 1.6% Monster Value Growth + 45.0% + 36.5% Monster Value Share 5.7% 5.7% Burn Value Growth - 0.7% - 3.5% Burn Value Share 10.3% 10.1% Total Monster Energy Company 16.0% 15.8% value share following KO transaction Source: Nielsen as of 11.14, All channels data Ipiranga/AmPm Brazil value share Monster & KO brands 5.7 10.3 5.7 10.1 - 2.0 4.0 6.0 8.0 10.0 12.0 Monster Burn Last 3 Months Nov-14

Selected Market: Mexico 3- Months Ending October 2014 October 2014 Energy Category Growth + 11.2% + 9.7% Monster Value Growth + 9.5% + 4.2% Monster Value Share 33.5% 33.2% Burn & Gladiator Value Growth - 35.3% - 37.1% Burn & Gladiator Value Share 6.3% 6.3% Total Monster Energy Company 39.8% 39.3% value share following KO transaction Source: Nielsen as of 10.14, All channels data Mexico value share Monster & KO brands Walmart 33.5 6.3 33.2 6.3 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 Monster Burn & Gladiator Last 3 Months Oct-14

Selected Market: Australia 3- Months Ending September 2014 September 2014 Energy Category Growth + 1.9% + 1.7% Monster Value Growth - 13.3% - 8.7% Monster Value Share 4.6% 4.5% Mother Value Growth + 11.7% 8.0% Mother Value Share 17.7% 17.7% Total Monster Energy Company 22.3% 22.2% value share following KO transaction Source: Nielsen as of 9.14, All channels data Woolworth’s Australia value share Monster & KO brands 4.6 17.7 4.5 17.7 - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 Monster Mother Last 3 Months Sep-14

Global Properties Formula 1 – Factory Mercedes Lewis Hamilton 2014 World Champion MotoGP – Factory Yamaha Valentino Rossi 9 time World Champion Major X Games Sponsor Team Evil Genius - eSports

U.S. Properties Kyle Busch Most Winning Nation Wide Driver Supercross – Factory Kawasaki Ryan Villopoto 4-time World Champion Bellator MMA Monster Energy Big Ticket Music Festival

EMEA Properties Liam Doran World Rally Title Sponsor MotoGP Le Mans Title Sponsor – GROEZROCK Festival Meerhout, Belgium, Europe’s Biggest Punk and Hardcore Festival Greg Hancock Speedway Champion

Brazil Properties Professional Bull Riders Series Sponsor Motocross Series Sponsor Filipe Toledo – ASP Event Champion Atila Abrea Stock Car

Japan Properties Toyota Big Air Sponsor Taka – Dominant Free Style Champion Subway Take-Over: Connecting with 20 million Commuters Maximum the Hormone Heavy Metal Band

Media Ken Block – Gymkhana 7 22.8 million views1 (all related videos) ABC “World of X” – Integration into 38 Episodes Live ESPN Cam Zink World Record Back Flip 101 Million total YouTube Views Source: 1 Youtube.com as of 1.12.2015

Social Media 25 Million Facebook Fans 4th largest Beverage Brand 1.4 Million Instagram Followers #3 Beverage Brand2 2.0 Million Twitter Followers #3 Beverage Brand1 Larger following than Red Bull 9th largest Beverage/FMCG Food Brand on Facebook1 (and we don’t buy likes) Source: 1SocialBakers.com as of 1.12.2015 2Totems.co as of 1.12.2015

U.S. Retail Promotions - 2015 Trimester 1 Bellator MMA & Rampage Jackson Trimester 2 Major Theatrical Release Trimester 3 Ultimate Gaming Experience (Tentative)

EMEA Retail Promotions - 2015 Q1 MotoGP Q2 Formula 1 Q3 Point Break Theatrical Release Q4 Ultimate Gaming Experience (Tentative)

Japan Retail Promotions - 2015 Q4 MotoGP Q2 Music Festival Ticket Give-Away Q3 Monster Energy Gear Program Late Q1 Video Game Tie-In

Rossi: Promo to Permanent Rossi #2 Monster SKU in One Stop with a Rate of Sale 60% of Monster Energy 500ml. Promotional package featuring nine-time MotoGP World Champion Valentino Rossi. Launched in May 2014 as a limited time offering. After strong consumer acceptance, became a permanent SKU for EMEA Source: Litmus to 12.7.14

New Products 1/14 5/14 Exclusive 7-Eleven 9/14 10/14 11/14 2/15 2/15 Packing Refresh 9/14 10/14

Solid Financial Results 22 consecutive years of increased sales the since acquisition of the Hansen beverage business in 1992. Achieved $2.25 billion in net sales in 2013, up 9.0% over net sales of $2.06 billion in 2012. For the nine months ended September 30, 2014, achieved $1.86 billion in net sales, up 9.0% over net sales of $1.71 billion for the same period in 2013. Net sales for the third quarter of 2014 increased to $636.0 million, up 7.7% from the same quarter last year. Net income for the third quarter of 2014 increased to $121.6 million, up 31.9% from the same quarter last year.

Monster Beverage Corporation Net Sales ($ in millions) 35.1% CAGR to December 2013 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 9/30 2013 YTD 9/30 2014 $110.4 $180.3 $348.9 $605.8 $904.5 $1,033.8 $1,143.3 $1,303.9 $1,703.2 $2,060.7 $2,246.4 $1,705.6 $1,859.3

Monster Beverage Corporation Reported Operating Income ($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 9/30 2013 YTD 9/30 2014 $9.8 $33.9 $103.4 $158.6 $231.0 $163.6 $337.3 $347.8 $456.4 $550.6 $572.9 $438.2 $554.6

Monster Beverage Corporation
Adjusted Operating Income (“OI”) ($ in millions)

* Adjusted operating income is a non-GAAP financial measure that includes adjustments for (1) termination costs to prior distributors; (2) professional service fees, net of insurance reimbursements, associated with the review of stock option grants and granting practices; and (3) expenditures related to regulatory matters and litigation concerning the advertising, marketing, promotion, ingredients, usage, safety and sale of the Company’s Monster Energy brand energy drinks..


51.1% CAGR
to December 2013
$9.8
$33.9
$103.4
$175.1
$256.0
$281.5
$334.5
$346.0
$457.5
$554.1
$601.6
$462.1
$572.1
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD 9/30 2013
YTD 9/30 2014

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	YTD 9/30 2013	YTD 9/30 2014
Reported OI	$9.8	$33.9	$103.4	$158.6	$231.0	$163.6	$337.3	$347.8	$456.4	$550.6	$572.9	$438.2	$554.6
*Adjustments				16.5	25.0	117.9	- 2.8	- 1.8	1.1	3.5	28.7	23.9	17.5
Adjusted OI	$9.8	$33.9	$103.4	$175.1	$256.0	$281.5	$334.5	$346.0	$457.5	$554.1	$601.6	$462.1	$572.1

* Non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency related to our ongoing operations. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used to their most directly comparable GAAP financial measures as provided in the table above.

Monster Beverage Corporation Reported Net Income ($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 9/30 YTD 9/30 $5.9 $20.4 $62.8 $97.9 $149.4 $108.0 $208.7 $212.0 $286.2 $340.0 $338.7 $262.6 $357.9

Monster Beverage Corporation Reported Diluted Earnings Per Share As adjusted for Stock Splits 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 9/30 2013 YTD 9/30 2014 $0.04 $0.11 $0.33 $0.50 $0.76 $0.55 $1.10 $1.14 $1.53 $1.86 $1.95 $1.51 $2.06

Monster Beverage Corporation Balance Sheet Highlights ($ in thousands) September 30, 2014 December 31, 2013 Percentage Change Cash and cash equivalents $ 408,323 $ 211,349 93% Investments: Short-term investments $ 588,041 $ 402,247 46% Long-term investments $ 28,419 $ 9,792 190% Total Investments $ 616,460 $ 412,039 50% Total cash and investments $ 1,024,783 $ 623,388 64% Accounts receivable, net $ 330,176 $ 291,638 13% Inventories $ 205,449 $ 221,449 -7% Current liabilities $ 370,611 $ 316,014 17% Deferred revenue – long-term $ 105,827 $ 112,216 -6% Total stockholders’ equity $1,386,440 $ 992,279 40%

Monster Beverage Corporation 3rd Quarter Results (in millions except per share data) 3Q13 3Q14 $590.4 $636.0 Reported Net Sales 7.7% 3Q13 3Q14 $151.4 $189.9 Reported Operating Income 25.4% 3Q13 3Q14 $92.2 $121.6 Reported Net Income 31.9% 3Q13 3Q14 $0.53 $0.70 Reported Diluted EPS 31.7%

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